Nobilis Health Corp. Announces Notification of TSX De-Listing Review Regarding Warrants

HOUSTON, TX -- (Marketwired – December 20, 2016) - Nobilis Health Corp. (NYSE MKT: HLTH) (TSX: NHC) (“Nobilis” or the “Company”) announced today that it has been notified by the Toronto Stock Exchange (“TSX”) that the common share purchase warrants issued by Nobilis on May 13, 2015 (the “Warrants”), currently listed under the symbol “NHC.WT”, are being placed under de-listing review. The TSX advised Nobilis that the Warrants, as stand-alone securities, may not meet the minimum price and market value listing requirements set out in the TSX Company Manual. Unless the Warrants meet all of the requirements for listing set out in the TSX Company Manual by April 20, 2017, they will be de-listed from the TSX 30 days from such date.

Nobilis is evaluating its response, if any, to the de-listing review in light of its previously stated intent to create a single trading market for its securities and the Warrants expiration date of May 13, 2017. The common shares of the Company remain scheduled for de-listing from the TSX at the close of markets on December 30, 2016.
About Nobilis Health Corp.
Nobilis (www.NobilisHealth.com) is a full-service healthcare development and management company which currently owns or manages fourteen surgical facilities and six clinics, partners with thirty-six additional facilities throughout the country, and markets seven independent brands. Deploying a unique patient acquisition strategy driven by direct-to-consumer marketing, Nobilis is focused on a specified set of procedures that are performed at our centers by local physicians.
Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Canadian and United States securities laws, including the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and may be identified by the use of words such as "may," "believe," "will," "expect," "project," "estimate," "anticipate," "plan" or "continue." These forward-looking statements are based on current plans and expectations and are subject to a number of risks, uncertainties and other factors which could significantly affect current plans and expectations and our future financial condition and results. These factors, which could cause actual results, performance and achievements to differ materially from those anticipated, include, but are not limited to our ability to successfully maintain effective internal controls over financial reporting; our ability to implement our business strategy, manage the growth in our business, and integrate acquired businesses; the risk of litigation and investigations, and liability claims for damages and other expenses not covered by insurance; the risk that payments from third-party payers, including government healthcare programs, may decrease or not increase as costs increase; adverse developments affecting the medical practices of our physician limited partners; our ability to maintain favorable relations with our physician limited partners; our ability to grow revenues by increasing case and procedure volume while maintaining profitability at the Nobilis Facilities; failure to timely or accurately bill for services; our ability to compete for physician partners, patients and strategic relationships; the risk of changes in patient volume and patient mix; the risk that laws and regulations that regulate payments for medical services made by government healthcare programs could cause our revenues to decrease; the risk that contracts are cancelled or not renewed or that we are not able to enter into additional contracts under terms that are acceptable to us; and the risk of potential decreases in our reimbursement rates. The foregoing are significant factors we think could cause our actual results to differ materially from expected results. However, there could be additional factors besides those listed herein that also could affect us in an adverse manner.
We have not undertaken any obligation to publicly update or revise any forward-looking statements. All of our forward-looking statements speak only as of the date of the document in which they are made or, if a date is specified, as of such date. Subject to a mandatory requirements of applicable law, we disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any changes in events, conditions, circumstances or information on which the forward-looking statement is based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing factors and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed on March 15, 2016, as updated by other filings with the Securities and Exchange Commission.

Contact:
Kolin Ozonian
Vice President, Corporate Development
kozonian@nobilishealth.com
713-355-8614